                                     SCHEDULE 14A
                                    (RULE 14A-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(A) of
                         the Securities Exchange Act of 1934


[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PHOTOGEN TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
                       --------------------------------------------------------

          (2)  Aggregate number of securities to which transaction
               applies:
                       --------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

               ----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
                                                               ----------------
          (5)  Total fee paid:
                               ------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                      -----------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
                                                            -------------------

          (3)  Filing Party:
                             --------------------------------------------------
          (4)  Date Filed:
                          -----------------------------------------------------

[COMPANY LOGO-TRADEMARK]

      Photogen Technologies, Inc. * 7327 Oak Ridge Highway * Knoxville, TN 37931
      Voice: 423-769-4012
      Fax: 423-769-4013
      Internet: www.photogen.com

                    NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON THURSDAY, MAY 27, 1999


TO THE STOCKHOLDERS OF PHOTOGEN TECHNOLOGIES, INC.:

     The 1999 annual meeting of stockholders of Photogen Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois on Thursday, May 27, 1999, at 10:00 a.m., Chicago time, for the following purposes:

     1.   To elect six directors to the Board of Directors;

     2. To ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for 1999; and

     3. To transact such other business as may properly come before the meeting or any adjournment.

     Please notify the Company by May 19, 1999 if you plan to attend the annual meeting in person. Space is limited.

     Only stockholders of record at the close of business on April 1, 1999 will be entitled to notice of the annual meeting and to vote at the meeting or any adjournment. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by stockholders at the Company's office, for ten days before the annual meeting during normal business hours.

     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. ATTENDANCE AT THIS MEETING DOES NOT ITSELF SERVE TO REVOKE YOUR PROXY.

                              By Order of the Board of Directors,




                              ERIC A. WACHTER, PH.D.
                              SECRETARY
Knoxville, Tennessee
April 21, 1999

                             PHOTOGEN TECHNOLOGIES, INC.
                           7327 OAK RIDGE HIGHWAY, SUITE B
                                 KNOXVILLE, TN 37931

                                   PROXY STATEMENT
                                         FOR
                         1999 ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD ON MAY 27, 1999

     Photogen Technologies, Inc. (the "Company") is furnishing this Proxy Statement to holders of its Common Stock, par value $.001 per share, in connection with the solicitation of Proxies on behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders to be held at 10:00 a.m. Chicago time on Thursday, May 27, 1999 (the "Annual Meeting").
The Annual Meeting will be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois. Only stockholders of record at the close of business on April 1, 1999 are entitled to notice of and to vote at the Annual Meeting. The Company's stockholders will be solicited by mail on or about April 21, 1999.

     Please sign, date and return the enclosed Proxy promptly. The Board of Directors recommends that you vote FOR the election of the six persons nominated to serve as directors (Proposal 1) and FOR the ratification of BDO Seidman, LLP's appointment as the Company's independent public accountants for 1999 (Proposal 2).

     Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. You may attend the Annual Meeting, revoke your Proxy and vote in person if you desire to do so, but attending the Annual Meeting will not by itself revoke your Proxy. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You may revoke your Proxy at any time before it is exercised by either giving written notice of revocation to the Secretary of the Company or by submitting a new Proxy dated after the revoked Proxy to the Company before the Annual Meeting.

     The Company will pay all expenses of the solicitation, including the cost of preparing, assembling and mailing the proxy solicitation materials. The Company expects to reimburse brokerage houses, custodians, nominees and fiduciaries on request for reasonable out-of-pocket expenses they incur in connection with forwarding solicitation material to the beneficial owners of Company stock.

     Shares represented by executed Proxies that are not revoked will be voted in accordance with the instructions in the Proxy or, in the absence of instructions, in accordance with the recommendations of the Board of Directors. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote is required to approve any other matter to be acted upon at the Annual Meeting.

     On all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company he or she holds at the close of business on

April 1, 1999. The holders of a majority of the shares of Common Stock of the Company entitled to vote and present in person or represented by proxy will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum; but will not be counted to determine whether any given proposal has been approved by the stockholders. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At April 1, 1999 there were 36,875,020 shares of Common Stock outstanding.

     The Company estimates that as of April 1, 1999, there were in excess of 534 beneficial holders of the Common Stock, which were represented by 229 holders of record. The Company is the record holder of 41,457 shares of its Common Stock (approximately 0.1% of the outstanding stock) as exchange agent for shareholders who have not turned in their shares of the Company's predecessor (Bemax Corporation) in exchange for Company shares with respect to previous reverse splits of the common stock. Proxy materials will be delivered to the last known addresses of those stockholders. If any of those stockholders votes at the Annual Meeting (by Proxy or attending the Annual Meeting), the Company will record their votes in accordance with their direction. Shares held by such stockholders who do not vote will be treated by the Company as broker non-votes.

DISSENTERS' RIGHTS OF APPRAISAL

     There are no dissenters' rights of appraisal in connection with the matters to be voted on at the Annual Meeting.

PROPOSALS BY STOCKHOLDERS

     Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2000 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Bylaws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than December 31, 1999.

PROPOSAL 1 - ELECTION OF SIX DIRECTORS TO THE COMPANY'S BOARD OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

     Proposal Number 1 at the Annual Meeting is to elect six directors to the Board. All of the Company's six incumbent directors, who are named below, are nominated for reelection. Each of the directors will serve a one-year term which will extend to the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, retirement, resignation or removal. Officers generally serve at the discretion of the Board of Directors. A brief discussion of the business experience of each director and executive officer during the past five years is also set forth below. Except for Mr. McKeever, none of these individuals is a director of any other company subject to the reporting requirements under the federal securities laws.

     JOHN T. SMOLIK, age 50, has served as President, Chief Executive Officer and Chairman of the Board of the Company since May 16, 1997, was appointed Chief Financial Officer on November 21,

1997 and Treasurer on June 17, 1998. He is primarily responsible for the day to day activities of developing and implementing plans, strategies and relationships necessary to accomplish both the short and long term goals of the Company. Mr. Smolik has over 25 years of experience in pharmaceutical, medical diagnostic and industrial enzyme businesses. Mr. Smolik is one of the founders of Photogen L.L.C., Genase, L.L.C. and Genencor International. During the three years prior to becoming an officer of the Company, he was associated with Genase, served as Senior Management Consultant for QualPro, Inc., and was a principal in his management consulting firm, JTS Associates. He has an M.B.A. from the University of Connecticut and a B.S. in chemical engineering from the University of Washington.

     ERIC A. WACHTER, PH.D., age 36, has served as a Director, Secretary and employee of the Company since May 16, 1997. He is primarily responsible for developing and demonstrating the functional feasibility of the laser system hardware, including focusing and targeting. He is also responsible for development of nontherapeutic laser applications. He received a Ph.D. in chemistry from the University of Wisconsin-Madison and a B.S. in chemistry (cum laude) in the honors program from Indiana University, Bloomington. Dr. Wachter is one of the founders of Photogen L.L.C. and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. Dr. Wachter is a physical-analytical chemist who concentrates in the fields of biochemistry, optical spectroscopy and instrumentation research and development. He has numerous technical publications in these fields along with three U.S. Patents, numerous pending patent applications and numerous patent disclosures.

     CRAIG DEES, PH.D., age 45, has served as a Director and employee of the Company since May 16, 1997. He is primarily responsible for researching and developing photodynamic therapy protocols, photoactive pharmaceuticals, and targeting systems, as well as for demonstrating the safety and efficacy of that technology in animals. He received a Ph.D. in molecular biology from the School of Veterinary Medicine, University of Wisconsin-Madison, an M.S. in immunology from the School of Veterinary Medicine of Auburn University and a B.S. in microbiology from Brigham Young University. Dr. Dees is one of the founders of Photogen L.L.C. and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. Dr. Dees is a molecular biologist who concentrates in the related fields of molecular virology, microbiology, immunology and biochemistry. He has many technical publications in these fields, patents and numerous patent disclosures.

     WALTER G. FISHER, PH.D., age 36, has served as a Director and employee of the Company since May 16, 1997. He is primarily responsible for developing specific laser activation requirements for photoactive drugs, and for demonstrating imaging feasibility. He received a Ph.D. in chemistry from Purdue University and a B.S. in chemistry from the University of Cincinnati. Dr. Fisher is one of the founders of Photogen L.L.C. and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. Dr. Fisher is a physical-analytical chemist who concentrates in the related fields of molecular spectroscopy, non-linear laser physics and photochemistry. He has a number of technical publications in these fields with two issued U.S. Patents, several pending patent applications and patent disclosures.

     ROBERT J. WEINSTEIN, M.D., age 53, has served as a Director of the Company since February 28, 1997. During the last five years, Dr. Weinstein served as Chief Executive Officer of HMO America, Inc. and subsequently held the same position in United HealthCare of Illinois when United HealthCare acquired HMO America in 1993. On January 1, 1996 he became a consultant to United HealthCare Corporation. He is a graduate of the Chicago Medical School and received a B.A. from Hunter College, New York.

     LESTER H. MCKEEVER, JR., age 64, has served as a Director of the Company since June 17, 1998. Mr. McKeever is Managing Principal of the firm of Washington, Pittman & McKeever, LLC, a Chicago, Illinois firm of certified public accountants and consultants providing a broad range of professional services, and has held a similar position with that firm since 1976.
Mr. McKeever is also Chairman of the Federal Reserve Bank of Chicago, and he serves as a director of MBIA Insurance Corp. of Illinois, Worldwide Broadcasting, Inc., People's Energy Corp., and Printing Specialities, Inc. Mr. McKeever serves on several not-for-profit boards and councils, including the Chicago Urban League (formerly Chairman of the Board), Business Advisory Counsel University of Illinois College of Commerce at Urbana-Champaign, University of Illinois Board of Trustees (Treasurer), Illinois Institute of Technology, IIT Chicago Kent College of Law, and the Chicago Symphony Orchestra Association. Mr. McKeever received his B.S. degree in accounting from the University of Illinois at Urbana-Champaign and his J.D. with distinction from the IIT-Chicago Kent College of Law.

MEETINGS OF THE BOARD AND STANDING COMMITTEES

     The Company's Board of Directors acted by unanimous written consent on two occasions and held four meetings during the fiscal year ended December 31, 1998. The Executive Committee acted by unanimous written consent on two occasions during the 1998 fiscal year. No incumbent director attended fewer than 75% of all meetings of the Board of Directors, or fewer than 75% of all meetings of a committee on which that director served during the past fiscal year.

     Dr. Weinstein and Mr. McKeever have been members of the Company's Audit Committee and Compensation Committee since the formation of those Committees on June 17, 1998, and they are expected to continue in those capacities. The Company's Audit Committee has general responsibility for meeting with the Company's independent public accountants and reviewing the scope and results of auditing procedures and the Company's accounting procedures and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in the Company's financial reporting. The Compensation Committee is responsible for reviewing the performance and total compensation package for the Company's executive officers, including the President and Chief Executive Officer; considering the modification of existing compensation and employee benefit programs and the adoption of new plans; administering the terms and provisions of any equity compensation or stock option plans (including the Company's 1998 Long Term Incentive Compensation Plan), 401(k), profit sharing plan and similar employee benefit plans; and reviewing the compensation and benefits, if any, of non-employee directors. The administration of option, compensation or similar plans includes determining, subject to the respective plan provisions, the individuals to whom awards are granted, the nature of the awards to be granted, the number of awards to be granted, and the exercise price, vesting schedule, term and all other conditions and terms of the awards to be granted. The Company has no standing nominating committee.

     Since their formation in June 1998, during the 1998 fiscal year, the Compensation Committee met twice and acted by unanimous written consent once; and the Audit Committee did not meet during the fiscal year ended December 31, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on its review of the copies of those reports received by it, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% stockholders during the 1998 fiscal year were satisfied on a timely basis, except as follows: a sale of stock by each of Mr. Smolik and Drs. Wachter, Dees, Scott and Fisher in May 1998 was reported late, due to a misunderstanding by Company counsel;
one sale of stock by Stuart P. Levine in April was reported several days late, because his counsel was ill and confined to bed rest at or about the time of the required filing; and one sale of stock by Theodore Tannebaum in March was also reported late, because his counsel had not been advised of the correct date the transaction closed. Mr. Levine and Mr. Tannebaum were deemed affiliates for purposes of Section 16(a) only because they were parties to a Voting Agreement, which has since been amended to remove them as parties. The Company believes that these errors were inadvertent and has taken steps to improve the timeliness of Section 16(a) reporting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's common stock as of December 31, 1998 by directors and executive officers, and any person or group known to the Company to be the owner of more than five percent of the Company's shares. Shares beneficially owned by the individuals below through family partnerships or other entities are included in the number of shares listed for that individual.


                                                               AMOUNT AND
                    NAME AND ADDRESS                           NATURE OF BENEFICIAL   PERCENT
 TITLE OF CLASS     OF BENEFICIAL OWNER                        OWNERSHIP              OF CLASS
 --------------     -------------------                        --------------------   --------
 Common Stock       John Smolik (Chairman of the Board,                 4,509,667      12.23
                    President, Chief Executive Officer,
                    Chief Financial Officer, Treasurer)
                    7327 Oak Ridge Highway
                    Suite B
                    Knoxville, TN 37931

 Common Stock       Eric A. Wachter, Ph.D. (Director,                   4,524,667      12.27
                    Secretary)
                    7327 Oak Ridge Highway
                    Suite B
                    Knoxville, TN 37931

 Common Stock       Craig Dees, Ph.D. (Director)                        4,521,667      12.26
                    7327 Oak Ridge Highway
                    Suite B
                    Knoxville, TN 37931


                                                               AMOUNT AND
                    NAME AND ADDRESS                           NATURE OF BENEFICIAL   PERCENT
 TITLE OF CLASS     OF BENEFICIAL OWNER                        OWNERSHIP              OF CLASS
 --------------     -------------------                        --------------------   --------
 Common Stock       Walter G. Fisher, Ph.D. (Director)                  4,520,167      12.26
                    7327 Oak Ridge Highway
                    Suite B
                    Knoxville, TN 37931

 Common Stock       Robert J. Weinstein, M.D. (Director)                3,455,421       9.37
                    and
                    Lois Weinstein
                    875 N. Michigan Avenue
                    Suite 2930
                    Chicago, IL 60611-1901

 Common Stock       Lester H. McKeever, Jr. (Director)                     35,000       0.09
                    6700 South Oglesby Avenue
                    Chicago, IL  60649

 Common Stock       Timothy Scott, Ph.D.                                4,509,667      12.23
                    7327 Oak Ridge Highway
                    Suite B
                    Knoxville, TN 37931

 Common Stock       Theodore Tannebaum                                  2,100,421       5.70
                    875 N. Michigan Avenue
                    Suite 2930
                    Chicago, IL 60611-1901

 Common Stock       Stuart P. Levine                                    3,297,121       8.94
                    875 N. Michigan Avenue
                    Suite 2930
                    Chicago, IL 60611-1901

 Common Stock       All directors and executive officers as a          21,566,589      58.49
                    group (6 persons)

 Common Stock       Parties to Voting Agreement(1)                     26,041,256      70.62
                    (6 persons)

----------------
1 The parties to the Voting Agreement may be deemed to be a "group" within the meaning of Instruction 7 to Item 403 of Regulation S-B. The Voting Agreement is described below.

     Drs. Wachter, Dees, Fisher, Scott and Mr. Smolik (the "Tennessee Stockholders") and Dr. Weinstein (the "Chicago Stockholder") are parties to an Amended and Restated Voting Agreement (the "Voting Agreement"). The Tennessee Stockholders and Chicago Stockholder together currently own beneficially 26,041,256 shares, or approximately 70.62% of the Company's outstanding common stock.

The Voting Agreement provides that the Tennessee Stockholders and Chicago Stockholder will vote their shares of common stock (i) in accordance with the unanimous recommendation of the Board of Directors with respect to any amendments to the Articles of Incorporation or Bylaws, (ii) to fix the number of directors at six, (iii) to elect to the Board of Directors four persons nominated by holders of 80% of the shares of the Tennessee Stockholders and one person nominated by holders of 80% of the shares of the Chicago Stockholder (and to remove any such director at the request of the stockholders who nominated him), and (iv) to fix the number of directors on the Board's Executive Committee at three, two of whom will be selected by the Tennessee Stockholders and one of whom will be selected by the Chicago Stockholder. The election of the sixth director is not subject to the Voting Agreement. Certain extraordinary transactions will require approval of all six of the Company's directors. In addition, the Company agreed to comparable voting requirements and restrictions with respect to its subsidiary Photogen, Inc. in its capacity as sole stockholder of that corporation. The Voting Agreement has a term of 15 years, so long as the Tennessee Stockholders and Chicago Stockholder are the beneficial owners of 20% or more of the Company's outstanding common stock during that period.
The Tennessee Stockholders and Chicago Stockholder together control management of the Company.

     There are no arrangements currently known to the Company which may result in a future change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into a Consent and Assignment of Lease dated November 13, 1997 which assigned the lease between Genase, L.L.C. and its landlord for rental by the Company of executive offices and laboratory space. Mr. Smolik, Chairman, Chief Executive Officer, President and Chief Financial Officer of the Company, and Dr. Dees, a director and employee of the Company, are members of Genase, L.L.C. The Consent and Assignment was approved by the Executive Committee of the Company's Board of Directors, a majority of whose members are not associated with Genase, L.L.C.

EXECUTIVE COMPENSATION

     The following table sets forth compensation paid by the Company to its officers and directors for services rendered to the Company in all capacities during the year ended December 31, 1998.

                     SUMMARY COMPENSATION TABLE


                                              ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                              -------------------                   ----------------------
                                                                                          AWARDS            PAYOUTS
                                                                   OTHER      -------------------------     -------        ALL
                                                                   ANNUAL     RESTRICTED     SECURITIES                   OTHER
                                                                  COMPEN-        STOCK       UNDERLYING       LTIP        COMPEN-
                                            SALARY      BONUS     SATION       AWARD(S)        OPTIONS       PAYOUTS      SATION
 NAME AND PRINCIPAL POSITION        YEAR      ($)        ($)        ($)           ($)            (#)           ($)          ($)
---------------------------------------------------------------------------------------------------------------------------------
 John Smolik,                       1998   $118,000   $     0   $    0             0             0              0      $     0
   President, Treasurer, CEO,       1997   $ 85,000          -       -             -             -              -            -
   Chairman, Chief                  1996       -             -       -             -             -              -            -
   Financial Officer

                     SUMMARY COMPENSATION TABLE


                                              ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                              -------------------                   ----------------------
                                                                                          AWARDS            PAYOUTS
                                                                   OTHER      -------------------------     -------        ALL
                                                                   ANNUAL     RESTRICTED     SECURITIES                   OTHER
                                                                  COMPEN-        STOCK       UNDERLYING       LTIP        COMPEN-
                                            SALARY      BONUS     SATION       AWARD(S)        OPTIONS       PAYOUTS      SATION
 NAME AND PRINCIPAL POSITION        YEAR      ($)        ($)        ($)           ($)            (#)           ($)          ($)
---------------------------------------------------------------------------------------------------------------------------------
 Eric A. Wachter, Ph.D.,            1998  $97,499.96  $     0   $    0             0             0              0      $     0
   Director, Secretary              1997    $85,000          -       -             -             -              -            -
                                    1996       -             -       -             -             -              -            -

 Walter G. Fisher, Ph.D.,           1998  $97,499.96  $     0   $    0             0             0              0      $     0
   Director                         1997    $85,000          -       -             -             -              -            -
                                    1996       -             -       -             -             -              -            -

 Craig Dees, Ph.D.,                 1998  $97,499.96  $     0   $    0             0             0              0      $     0
   Director                         1997    $85,000          -       -             -             -              -            -
                                    1996       -             -       -             -             -              -            -


     The Company has had Employment Agreements in place with Drs. Wachter, Fisher and Dees, as research scientists, and with Mr. Smolik, as Chief Executive Officer, since May 16, 1997. Each Employment Agreement expires in 2002 (subject to earlier termination for cause) and provides that while the individual is employed by the Company and for two years after termination he will not engage in competitive activities against the Company. The Employment Agreements also require the employee to disclose to the Board of Directors all inventions or other intellectual property discovered or made by the employee during his employment and twelve months thereafter, if those inventions are related to or useful in the business of the Company, or result from duties assigned to that individual by the Company or from the use of any of the Company's assets or facilities. Drs. Wachter, Fisher and Dees, and Mr. Smolik each receive typical health, life and disability insurance benefits that are available to any salaried employee of the Company.

     The Company has an additional employee, Dr. Tim Scott (a research scientist and owner of 4,509,667 shares of Company Common Stock), who is subject to an Employment Agreement providing for salary, benefits and other terms similar to those described above. Dr. Scott (who may be deemed a "significant employee") has a Ph.D. in chemical engineering from the University of Wisconsin-Madison, and a B.S. in chemical engineering from the University of Tennessee-Knoxville. Dr. Scott has experience in the fields of chemical separations, material science, and biotechnology. He has numerous technical publications in these fields, over ten U.S. patents, and has licensed separations technology for petrochemical processing, solvent extraction, and analytical chemistry applications.

     The Company does not have any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of an executive officer's employment with the Company or from a change in control.

     The directors of the Company receive no specified compensation for serving as directors, and have no standard arrangements providing for such compensation. In August 1998, Mr. McKeever received an award of non-qualified options under the Company's 1998 Long Term Incentive Compensation Plan to acquire 20,000 shares of Company stock at an exercise price of $13.25. These options vest over five years from the date of grant.

SCIENTIFIC ADVISORY COUNCIL

     The Company has a Scientific Advisory Council to provide scientific advice and counsel to help the Company pursue commercially important applications, benefit from the latest developments in chemistry, biochemistry, laser design and photochemistry, avoid investing Company resources in unprofitable areas, benefit fully from the Company's proprietary technologies, become properly staffed and equipped, and advance its interests by facilitating the development of licenses and collaborative agreements.

     In addition to the Company's President, the following persons serve on the
Council:

     -   Daniel Tosteson, M.D., Ph.D.   -    Former Dean of the Faculty of
                                             Medicine of Harvard Medical School
                                             and an accomplished contributor to
                                             the fields of molecular biology and
                                             medical education

     -  Harry Morrison, Ph.D.           -    Dean of Purdue School of Science
                                             and specialist in the fields of
                                             photochemistry and photobiology

     -   Merrill Biel, M.D., Ph.D.      -    Practicing physician specializing
                                             in head and neck cancers and
                                             president of Ear, Nose & Throat
                                             SpecialtyCare of Minnesota

     Dr. Biel joined the Council in April 1999. Each member of the Council (other than the Company's President) has entered into a consulting agreement with the Company providing for the confidentiality of the Company's proprietary information, and also entered into an award agreement providing for the grant of non-qualified stock options (vesting over five years) under the Company's 1998 Long Term Incentive Compensation Plan.

PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP, Chicago, Illinois, has served as independent certified public accountants for the Company and its predecessors and subsidiaries since 1995, including the 1998 fiscal year. The Board of Directors has approved retaining that firm for the 1999 fiscal year. The Company expects that a representative of BDO Seidman, LLP will be present at the Annual Meeting to make a statement if he desires to do so and to be available to answer appropriate questions from stockholders.

     Proposal Number 2 at the Annual Meeting is to ratify the selection of BDO Seidman, LLP as the Company's independent certified public accountants for 1999. Although the appointment of independent certified public accountants is not required to be approved by the stockholders, the Board of Directors has decided to ascertain the position of the stockholders on that appointment. The Board will reconsider the appointment of BDO Seidman, LLP if it is not ratified.

OTHER MATTERS

     If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as Proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a Proxy would be entitled to vote. At the date this Proxy Statement went to press, the Company did not anticipate that any other matters would be raised at the Annual Meeting.

                        PHOTOGEN TECHNOLOGIES, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                               MAY 27, 1999

                                   PROXY

               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Smolik and Robert Weinstein, M.D., or either one of them acting singly in the absence of the other, with full power of substitution, the proxy and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of Photogen Technologies, Inc. ("Photogen"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of Photogen to be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois, on Thursday, May 27, 1999 at 10:00 a.m., Chicago Time, and any adjournment thereof, all as set forth in the accompanying Proxy Statement:

              (Continued and to be dated and signed on other side)

                        PHOTOGEN TECHNOLOGIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                                     For All
                                               For      Withheld     Except
                                               All        All        as noted
1.   Election of Directors.                    / /        / /          / /
     INSTRUCTION: To withhold authority
     to vote for any individual nominee,
     mark a line through the nominee's name
     in the list below.

     John T. Smolik                    Eric A. Wachter, Ph.D.
     Walter G. Fisher, Ph.D.           Craig Dees, Ph.D.
     Robert J. Weinstein, M.D.         Lester H. McKeever, Jr.


2.   Ratification of BDO Seidman, LLP as       For     Against     Abstain
     Company's Independent public              / /       / /         / /
     accountants for 1999.


3. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.


This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1 and 2 above and in the discretion of the appointed proxies upon such other business as may properly come before the meeting. Any holder who wishes to withhold the discretionary authority referred to in
Item 3 above should mark a line through the entire Item.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.



Dated______________________, 1999



____________________________________________
             Signature(s)



____________________________________________
             Signature(s)

(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.)


                            - FOLD AND DETACH HERE -


   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.